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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                 OEM Software development and License Agreement

                                     Between

                             HEWLLET PACKARD COMPANY

                                       And

                              SCANVEC AMIABLE, INC.


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                 OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT

                             Agreement No: OM 12/00

This OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made as of September 1st, 2000 (the "Effective Date") by and between SCANVEC AMIABLE, INC., a company ("S-A") located at International Plaza Two, Suite 625, Philadelphia, Pennsylvania 19113, USA and HEWLETT-PACKARD COMPANY, a Delaware Corporation and its Subsidiaries, divisions and affiliates ("HP"), especially Hewlett-Packard Espanola, S.A. having a large and wide format printer division ("InkJet Commercial Division") located at Avda. Graells 501, 08190 - Sant Cugat del Valles, Barcelona (Spain).

Recitals:

WHEREAS, S-A designs and manufactures graphics software and composes related documentation for use with the Macintosh, Power Macintosh and PC computers,

WHEREAS, HP desires to obtain a license from S-A of certain rights with respect to certain of S-A's customized graphics software and related documentation used with the Windows and Macintosh platforms, as designated herein, and S-A desires to grant such license to HP, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1     DEFINITIONS

1.1 "Program" shall mean S-A or third party's Licensed Software(s) listed and described in Annex A annexed hereto and made a part hereof, in object code form, supporting the Windows NT, Windows 2000 and Macintosh platforms, including all Enhancements and localized versions thereto as further set forth below supplied by S-A during the term of this Agreement, provided resolution of Adobe CPSI 3011 issues, which resolution SA and HP agree to use their reasonable best efforts to conclude, including but not limited to working directly with Adobe for a solution.

1.2 "Documentation" means the manuals and other documentation that S-A ordinarily makes available with the Program and any other documentation and information regarding the Program which HP reasonably requests for evaluation and use of the Program as contemplated herein, including those items listed and described in Annex A hereto.

1.3 "Deliverables" shall mean the Developed Code for the Program, Documentation and other materials to be delivered by S-A to HP with respect to each Milestone.

1.4 "Specifications" means the technical and functional requirements for the Program and/or Documentation as set forth or referenced in Annex A or as otherwise agreed to by the parties.

1.5 "Development Program" shall mean the activities undertaken by the parties hereunder for the development of the Program and Documentation satisfying the Specifications pursuant to this Agreement, according more specifically to Annex A.

1.6 "Development Work" shall mean the Program, Documentation and all other results and items arising out of the Development Program, including without limitation, all Deliverables, programming materials, inventions, designs, notes, records, memoranda, documentation, models, prototypes and other materials, as well as all Enhancements, derivatives and modifications thereof, and all intellectual property rights thereto.


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1.7   "Enhancements" shall mean all error corrections, bug fixes, modifications, new features, new functionalities, upgrades, versions and updates with respect to the Program or Documentation.

1.8 "HP Property" shall mean all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be furnished to S-A by HP or on HP's behalf or separately paid for by HP for use by S-A in connection with this Agreement.

1.9 "Milestone" shall mean each development or delivery milestone of the Development Program as set forth in the "Milestone Schedule" attached hereto as Annex A. "Milestone Payment" means a payment obligation related to the achievement and acceptance of a particular Milestone.

1.10 "Specifications" shall mean the technical and functional requirements for the Program and/or Documentation as set forth or referenced in Annex A or as otherwise agreed to by the parties.

1.11 "OEM Products" means, collectively, the Program and Documentation developed by S-A for HP under this Agreement.

1.12 "HP Printer(s)" means any HP printer model, in all its supported configurations and subsequent revisions and replacements, and with all associated peripherals, if any, that HP desires to use in conjunction or otherwise integrate with the Program developed by S-A under this Agreement.

1.13 "Subsidiaries" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than fifty percent (50%) of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

1.14 "Launch Date of the HP Printer" means the initial date of availability of a HP Printer for sale and delivery to end-users. HP shall provide S-A with notice of the Launch Date of the HP Printer with at least 30 days in advance.

1.15 "Complete Copy" of Program includes (i) a master copy of the Program in object code form (as specified on Annex A hereto) on the media described on Annex A that satisfies all functional specifications set forth in the Documentation, and (ii) all Documentation and technical manuals for the Program in the form(s) and on the media described in Annex A.

2     DEVELOPMENT EFFORT

2.1 Development. Commencing upon the execution of this Agreement, S-A agrees to use its best reasonable efforts to perform its obligations under the Development Program, to achieve each Milestone and to deliver Deliverables, which satisfy the Specifications.

2.2 Program Management and Changes. Each party designates the person(s) set forth in Annex D as the primary contact of each party with respect to this Agreement, which person(s) may be re-designated by a party by notice to the other. In the event of a necessary or desired change in any material aspect of the Development Program, the parties shall use their good faith efforts to reach agreement regarding any such change in writing prior to its implementation. A proposed change shall be initiated by the proposing party in a written notice to the other party. The receiving party shall review such proposal in a timely manner. The parties agree to discuss in good faith the effect on each party of such proposed change, including any effect on the objectives and/or cost of the Development Program.

3     DELIVERY AND ACCEPTANCE

3.1 Delivery. A detailed schedule for the development of the OEM Products and the corresponding intermediate Milestones and Deliverables is specified in Annex A. S-A agrees to use its best reasonable efforts to perform its delivery obligations according to the provisions contained in this Agreement and the Annex attached.


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      Upon completion of each Milestone for which S-A is responsible, S-A shall promptly notify HP and deliver to HP the corresponding Deliverables. Prior to the delivery of any Deliverable, S-A will perform its internal testing to assure that such Deliverable conforms to the Specifications. S-A agrees to use its reasonable best efforts to perform its delivery obligations according to the provisions contained in this Agreement and the Annex attached.

3.2 Form of Deliverables. Deliverables consisting of software shall be in object code form only. Deliverables consisting of Documentation shall be in both human-readable and electronic formats. Other Deliverables shall be in the form and format as specified in the Milestone Schedule attached hereto as Annex A.

3.3 Acceptance. HP will have thirty (30) days from the date of receipt of a Complete Copy of the Program to evaluate it for conformity with the Specifications and shall either (a) accept the Program pursuant to the provisions of this Section 3.3; or (b) return the Program for rework; or reject the Program.

      HP will be entitled to test and evaluate any intermediate Deliverable and/or the Program by whatever means it deems appropriate consistent with S-A's rights in the Deliverable and/or the Program, and S-A hereby grants to HP any licenses needed for HP to perform its evaluation. Such licenses will include the right of HP to use third party subcontractors to achieve the foregoing, provided such subcontractors are approved in writing by S-A and agree in writing to be bound by the confidentiality requirements of
      Section 10.3 of this Agreement. If HP returns a Deliverable and/or the Program for rework, S-A agrees to use its best reasonable efforts to correct the listed defects and resubmit the Deliverable and/or the Program for re-evaluation under the same acceptance procedure. HP shall provide S-A with a written description of all listed defects in sufficient detail to enable 5-A to identify the areas in which the Deliverable and/or the Program do not conform to the Specifications. HP shall have the right to reject a Deliverable and/or a Program only if S-A fails to materially correct the listed defects within fifteen (15) days after HP has returned the Deliverable and/or the Program to S-A for rework as described above. In the event HP rejects a Deliverable and/or the Program, it will give S-A written notice of rejection stating with specificity the reasons for its rejection, and this Agreement will terminate with respect to that Program. No payment will be payable to S-A unless the intermediate Deliverable and/or the Program has been accepted by HP in writing. HP shall provide S-A with HP's written acceptance within fifteen (15) days after the Deliverable and/or the Program in question materially conforms with the Specifications.

3.4 Program Enhancements. S-A agrees to deliver to HP a Complete Copy of any Program enhancement within five (5) days of its release by S-A. HP will have the right to test and evaluate the Enhancement under the acceptance procedure described above.

3.5 Access to HP Printer Prototypes. In case S-A is provided with any prototype of an HP Printer to assist S-A with its development and support obligations hereunder, S-A agrees to comply strictly with the HP provided confidentiality obligations specified in this Agreement in connection with them, and agrees to implement at least the following additional security measures in order to protect the secrecy of such HP Printer prototypes and related printing supplies:

            S-A will install the HP Printer prototypes in a secure, non-public location within the S-A's premises.

            Access to the HP Printer prototypes will be restricted to authorized employees of S-A only who have signed the appropriate confidentiality agreement.

            The HP Printer prototypes must be covered with a cover when not in use.

            S-A will destroy all expired printing supplies (printheads, ink containers, print cleaners, media,...) by following at least the same measures as those usually expected from a reasonable party to destroy its own confidential information.

            The HP Printer prototypes will not be used by S-A for any other purposes different than those related to this Agreement.


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                  HP will have the right to visit S-A's premises during normal business hours, with a prior notice of ten (10) days written notice by HP and not more frequently than twice in any twelve
                  (12) month period, solely for the purpose of verifying the compliance of the security measures mentioned above by S-A.

4     OWNERSHIP AND LICENSES

4.1 License to the Program. S-A hereby grants to HP, under S-A's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, distribute, import and disclose the Program in object code format only for use in conjunction with an HP Printer.

      Such use limitation will also apply in the case of Enhancements for distribution to customers for support and maintenance purposes. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing, and distribute the Program and/or Enhancements through any method HP deems appropriate, including but not limited to electronically through HP websites.

4.2 License to the Documentation. S-A hereby grants to HP, under S-A's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, translate, import, disclose, distribute, modify and prepare derivative works or compilations of: (a) the Documentation, and
      (b) modifications, derivative works and compilations based upon the Documentation for use with a Program. These rights are exercisable in any medium. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing, and distribute the Documentation and modifications, derivative works and compilations based upon the Documentation through any method HP deems appropriate, including but not limited to electronically through HP websites.

      The right to modify and prepare derivative works and compilations is granted solely for the purposes of combining Documentation of more than one program, condensing Documentation, and formatting and preparing Documentation for user accessibility.

4.3 License to Photograph (Marketing Materials). S-A hereby grants to HP, under S-A's intellectual property rights, a non-exclusive, worldwide license to capture visual images of the Program screen displays and packaging, the Documentation and the CD-ROM, if any, and to use, reproduce, display, perform, distribute, import and modify such photographs and modifications and images solely in connection with HP's marketing and support of the Program and training with respect to the Program. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing.

4.4 Restrictions. HP will not disassemble, reverse engineer or otherwise modify any Program without prior written authorization from S-A.

4.5   Localized Versions.

      The licenses granted hereunder with respect to the Program and associated Documentation will include all localized versions thereof developed by or on behalf of S-A. Upon the request of HP, S-A agrees to use its best reasonable efforts to localize the Program for additional countries upon a schedule and cost to be agreed upon in good faith by the parties.

      In the event that S-A fails to make commercially available such a localized version of the Program under the schedule agreed upon, then S-A agrees to grant to HP, on terms to be reasonably agreed upon in good faith, a non-exclusive license to modify the Program in order to localize the Program, and the non-exclusive right to use, reproduce, display and distribute such localized versions developed by HP, in object code form, to end users directly or through HP's third party channels of distribution. HP may subcontract its localization efforts, subject to confidentiality restrictions reasonably satisfactory to S-A. Under such license, S-A will provide HP, on payment terms to be reasonably agreed upon in good faith, with reasonable technical assistance, all necessary object code Program and any related compilers, utilities, listings or other materials necessary for HP to create a localized version of the Program, which HP agrees to treat as Confidential Information of S-A under
      Section 10 herein in perpetuity or the longest period allowed by law.


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4.6   Trademarks. Neither party is granted any ownership in or license to the trademarks, marks or trade names (collectively, "Marks") of the other party. Notwithstanding the foregoing, S-A acknowledges that HP may use S-A's name and the name of the Program in the course of marketing and distributing such Program as bundled with the HP Printer. The style and text regarding the aforesaid use shall be subject to S-A's prior written consent. HP will assure that a notice is affixed to or accompanies the Program stating that the Program incorporated therein is licensed exclusively for use by the purchaser thereof, but only to the extent that such use is reasonably necessary for the proper use of the HP Printers for the purposes for which they were designed and providing that such Program shall not be used otherwise than as authorized under the license terms.

4.7 Ownership. Subject to the rights and licenses granted to HP hereunder, S-A retains all right, title and interest in the Programs and Documentation, and the commercial exploitation of same, including, without limitation, all copyrights, patent, trade secret, proprietary and/or all other intellectual property rights.

      Notwithstanding above,-S-A will need HP's prior written authorization to use any material developed under this Agreement to develop, license, distribute or market other software programs, and will not use any HP know-how, confidential information or trade secret obtained, accessed or received under this Agreement for any purpose other than the performance of this Agreement without HP's prior written consent.

4.8 Software License Terms. HP will be entitled to use its then current standard form software license terms for marketing and sublicensing the Programs under this Agreement so long as the content of such software license form is substantially similar to that contained in the form attached hereto as Annex C.

      End-user will have the right to install a copy of the Program in an unlimited number of computer units connected to the HP Printer unit, as far as the Program is used only in conjunction with such HP Printer unit.

4.9 Copyright Notices. Unless otherwise stated in the Annexes attached, HP agrees that it will not remove any copyright notices, proprietary markings, trademarks or tradenames of S-A from the Program or Documentation. S-A and HP agree that a second HP copyright notice in HP's standard copyright notice form may be added to any HP modification authorized in writing by S-A.

5     PROGRAM MAINTENANCE AND SUPPORT

5.1   Maintenance and Support.

            S-A agrees to provide HP and its customers with ongoing maintenance and support for the Program as set forth in Annex A hereto. S-A agrees to maintain such number of qualified personnel as is necessary to provide such timely and knowledgeable maintenance and support service.

            Notwithstanding any termination of this Agreement other than resulting from any breach of this Agreement by HP, S-A agrees to maintain and support the Program distributed by HP for at least five
            (5) years after the Launch Date of the Program.

      In the event that S-A fails to comply with their maintenance and support obligations under this Agreement and such failure continues for a period of fifteen (15) days after written notice from HP to S-A, then S-A will grant HP with a non-exclusive license to use object code of the Program in order to maintain and support the Program, and the exclusive, worldwide right to use, reproduce, display and distribute such modified versions developed by HP, in object code form, to end users directly or through HP's third party channels of distribution. HP may subcontract its maintenance and support efforts, subject to confidentiality restrictions reasonably satisfactory to S-A. Under such license, S-A will provide HP with reasonable technical assistance, all necessary object code of the Program and any related compilers, utilities, listings or other materials necessary for HP to maintain and support the Program, which object code HP agrees to treat as Confidential Information of S-A under Section 10 herein in perpetuity or the longest period allowed by law.


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5.2   Technical Assistance and Training. S-A agrees to provide to HP such technical assistance and training to HP personnel as set forth in Annex A in order for HP to use, copy and distribute the Program as contemplated herein.

5.3 New HP Printers. The parties intend that during the term of this Agreement, the Program will be compatible with future releases and revisions of the HP Printers, including new or revised versions of the operating systems for the HP Printers, provided that such new HP Printers support the Program, and with and future releases and revisions of currently existing or non-existing third party host operating systems. Upon request by HP, S-A agrees to use its best reasonable efforts to provide HP with the Program adapted for use with such new HP Printers within ninety (90) days after notification from HP, provided that HP makes available to S-A such hardware and Program reasonably necessary for S-A to develop and qualify such adapted Program.

      Amounts to be paid by HP to S-A for these adaptations of the Program will not exceed the then-existing rates S-A charges its most favored customers for similar works.

5.4 Backward Compatibility. Any subsequent Program will be backward compatible with the previous version of the Program provided by S-A under this Agreement.

5.5 HP Proposed Enhancements. HP may from time to time request significant functionality Enhancements to the Program. S-A agrees to use its best reasonable efforts to provide HP with such functionality Enhancements to the Program.

      Amounts to be paid by HP to S-A for these Enhancements to the Program will not exceed of the then-existing rates S-A charges its most favored customers for similar works.

5.6 Obligation to update OEM products. S-A agrees to provide Enhancements to the OEM Products as detailed in Annex A within 6 months from the Launch of the HP Printer for localized PS drivers, localized installers and color calibration. Furthermore, S-A agree to use its best reasonable efforts to update the OEM Product as detailed in Annex A to be compatible with OS X, pursuant to the OS X wording in Annex A, pages 27 and 30.

6     PAYMENT

6.1 Payment. HP agrees to pay S-A according to Annex B, unless otherwise set forth herein.

      (a) Milestone payments, if any, will be made within thirty (30) days after acceptance by HP of the Deliverables associated with such Milestone. In the event that a Milestone is missed due to a delay caused by HP, half of the NRE due shall be paid to SA on the original milestone date. The other half of the NREs will be paid when the Milestone is achieved. In the event that a Milestone is missed due to a delay caused by SA, HP shall not make the payment of the NRE, until SA achieves the Milestone.

      (b) Per-unit license fees, if any, will be based on the number of HP Printers using the Program that are sold, will be earned on the date HP ships such HP Printer to its customer, and will be paid quarterly within thirty (30) days after expiration of each HP fiscal quarter. Payment of per-unit license fees shall be accompanied by HP documentation in reasonable detail identifying the number of units sold to each HP customer during the quarterly period for which payment is due. No license fee shall be due (i) for HP Printer units reasonably used for development, training or demonstration purposes by third parties, (ii) for HP internal use, or (iii) in the case of shipments by HP to existing owners of HP Printers and the Program, in order to upgrade, support or maintain the Program.

6.2 Audit. Upon fifteen (15) days prior written notice to HP, S-A may, at its own expense, appoint a nationally recognized independent auditor, to whom HP has no reasonable objection, or designate S-A's regularly engaged certified public accounting firm, to audit and examine such records at
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      business hours, solely for the purpose of confirming the accuracy of license payments hereunder. Such audit may be made no more often than once every twelve (12) calendar month period. In the event that an audit reveals an overpayment by HP, S-A agrees to promptly refund or credit HP for such overpaid amount. In the event that such audit reveals an underpayment by HP, HP agrees to pay for the audit and promptly pay S-A the amount of such underpayment. This right of audit will be subject to S-A's auditor executing HP's standard Confidential Disclosure Agreement.

6.3 Fee Warranty. S-A warrants that the amounts payable hereunder by HP are no greater than those for any other licensee for similar quantities of those software programs on similar non-HP hardware that correspond to the Program under this Agreement, and S-A agrees to retroactively pass on to HP the lowest rate or price it has given to any other licensee, commencing effectively on the date it so grants the lower rate or price to any other licensee.

6.4 Taxes. HP will be solely responsible for taxes on amounts paid to S-A by HP under this Agreement, including all state and local use, sales, withholding, property (ad valorem) and similar taxes, but excluding any taxes based upon S-A's net income.

7     WARRANTY AND INTELLECTUAL PROPERTY PROTECTION

7.1 General Warranty. S-A warrants that it has full power and authority to grant HP the rights granted herein and that the Program and accompanying Documentation will be free of any and all restrictions, settlements, judgments or adverse claims.

7.2 Program Warranty. S-A warrants that the Program referred to herein will operate in accordance with and substantially conform to the Documentation, manuals, any specifications provided or agreed to, and any relevant data sheet or promotional literature provided by S-A to HP. Such warranty shall remain in effect for a period of ninety (90) days from the Launch Date.

7.3 Encumbrances Warranty. S-A warrants that the Program referred to herein will be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership, be free from any liability for royalty payments owed to any third parties, and, to the best of S-A's actual knowledge, that the OEM Products delivered to HP will be free of viruses.

7.4 Year 2000 Compliance Warranty. S-A warrants that the Program will be "Year 2000 Compliant." Year 2000 Compliant Program will perform without error, loss of data, or loss of functionality on account of any inability to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant Program will not cause any HP Printers in which they may be used to fail in any of the ways described above. This 2000 Compliance warranty will remain in effect through January 31, 2001, notwithstanding any other warranty period specified in this Agreement.

7.5   No Infringement.

      (a) S-A warrants to HP that, to the extent of S-A's actual knowledge, the Program, alone or when use in combination with the HP Printer accompanying Documentation, trademarks, copyrights and trade names of S-A referred to in this Agreement does not violate or infringe any patent, copyright, trademark, trade secret or other proprietary right of any third party and that S-A is not aware of any facts upon which such a claim for infringement could be based. S-A will promptly notify HP if it becomes aware of any claim or any facts upon which a claim could be based.

7.6   Intellectual Property Protection.

(a) S-A will, at HP's option, defend and hold harmless HP, and its Subsidiaries, from any claim, suit, or proceeding alleging that the Program, or any combination of the Program with an HP Printer, or the Documentation, or any part thereof, or any Printer provided as part of S-A's support services furnished by S-A under this Agreement constitutes an infringement of any third party's patent, copyright, trademark, trade


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      name, other proprietary right, or unauthorized trade secret use. S-A agrees to pay all damages and costs awarded with respect to such claim or agreed to by S-A in any settlement of that claim, up to an amount not to exceed $5,000,000 (FIVE MILLION DOLLARS) for each of the Programs/Products annexed to this Agreement.

(b) In case any Program or Documentation or any part thereof in such suit is held to constitute an infringement and its use is enjoined, S-A will, at its own expense and at its option (i) procure for HP and its customers the right to continue use, or (ii) if applicable, replace the same with a no infringing program and documentation of equivalent function and performance, or (iii) modify them so they become noninfringing without detracting from function or performance.

(c) HP will give S-A prompt notice of any such claim or action, and will give S-A the authority, information, and reasonable assistance (at S-A's expense) necessary to defend. If S-A does not diligently pursue resolution of the claim nor provide HP with reasonable assurances that it will diligently pursue resolution, then HP may, without in any way limiting its other rights and remedies, defend the claim.

(d) Notwithstanding the foregoing, S-A will have no responsibility for claims arising solely and directly from (i) unauthorized modifications of the Program made by HP if such claim would not have arisen but for such modifications, or (ii) unauthorized combination or use of the Program with Printers not contemplated herein if such claim would not have arisen but for such combination or use.

(e)   SA shall have no liability for any claim arising solely and directly from:
      (a) the sale or use of a superseded or altered model or release of the Program is such infringement would be avoided by the sale or use of a current or unaltered model or release of the Program and such claim is based on the Program which were sold by HP after a date agreed by both parties; (b) the operation or use of any Program furnished under this Agreement in a manner not contemplated by this Agreement and not otherwise authorized in writing by an authorized representative of SA; (c) the combination or use of any Program with equipment, software or other material not contemplated by the present Agreement and not authorized in writing by an authorized representative of SA, if such infringement would have not occurred but for such combination or use; (d) any claim of infringement by the combination the of the Program with the Hp Printer, if the Program alone would not infringe and additionally the Program would not contribute to such infringement.

(f) THIS SECTION 7.6 STATES THE ENTIRE LIABILITY OF S-A AND HP WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS BY THE PROGRAM OR DOCUMENTATION.

7.7 Epidemic Failure Warranty. In addition to the warranties specified herein, S-A warrants the Program against epidemic failures through the fault of S-A for a period of three years after HP's acceptance of the Complete Copy of the Program. An epidemic failure means the occurrence of a failure resulting in 70% of the Program user base expressing intent to return the Program for refund. In the case of an epidemic failure through S-A's fault, as S-A's sole liability for a breach of the aforesaid epidemic warrants S-A shall reimburse HP for all reasonable out-of-pocket costs incurred by HP in recalling, replacing, or repairing the affected Programs in an amount not exceeding the amounts paid by HP to S-A under this Agreement. Epidemic failure related reimbursements shall be made within forty-five (45) days after receiving an itemized invoice therefore from HP with supporting documentation in reasonable detail.

7.8 Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, S-A MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE PROGRAM, THE DELIVERABLES AND/OR ANY OTHER PRODUCTS OR SERVICES PROVIDED BY S-A UNDER THIS AGREEMENT, THEIR MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE.

8     TERM AND TERMINATION


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8.1   Term. Unless otherwise terminated earlier under this Section 8, the initial term of this Agreement will be twelve months after the Launch Date for the first HP Printer unit which use the Program (the "Term"). After the initial Term, this Agreement will be automatically extended for up to four (4) additional six-month periods, unless terminated upon 60 days advance written notice by HP prior to expiration of the initial Term or of any additional six-month periods. Notwithstanding, HP shall have the right (and S-A will be obligated in such regard) to extend this Agreement for the whole manufacturing life of the HP Printer, provided, however, such extension will not exceed two (2) years in the absence of S-A's written agreement to extend this Agreement for a longer period.

8.2 Termination for Breach. Either party may terminate this Agreement by written notice to the other party if the other party breaches any material provision of this Agreement and such breach is not cured within thirty
      (30) days after written notice thereof is received by the breaching party, or if such breach cannot be cured within such thirty (30) day period, such longer period as may be necessary to cure the breach provided the breaching party commences such cure within such thirty (30) days and pursues such cure diligently to completion.

8.3 Cancellation of an HP Project. In case HP decides to cancel the introduction of an HP Printer, HP may at its sole discretion terminate this Agreement for the concerned Program by providing S-A with thirty (30) days prior written notice. Upon receipt of such notice, S-A will use its reasonable efforts to minimize the expenses to be incurred in such thirty-day period. Upon termination of the Agreement, HP will reimburse S-A for the reasonable expenses actually incurred by S-A under this Agreement in connection with such Program.

8.4   Prior Termination. This Agreement may be terminated at any time upon sixty
      (60) days prior written notice by either party if either party files a voluntary petition in bankruptcy or under any similar insolvency law, makes an assignment for the benefit of its creditors, becomes insolvent, or if any involuntary petition in bankruptcy or under any similar insolvency laws is filed against it, or if a receiver is appointed for, or a levy or attachment is made against substantially all of its assets, and such involuntary petition is not dismissed or such receiver or levy or attachment is not discharged within ninety (90) days after the filing or appointment thereof.

8.5   Effect of Termination.

      In the event of termination by HP due to material breach of S-A prior to delivery and acceptance of the Program to HP which remains uncured after the applicable grace period:

            S-A shall within fifteen (15) deliver to HP all development work made prior to the effective date of such termination, in object code only, and all HP property and information in S-A's possession relating to the Program. In the event of such termination and contemporaneously with the delivery, HP shall be relieved of all obligations to make payments for any Deliverables that were not accepted by HP.

            S-A shall make available to HP all necessary object code relating to the development work and any related compilers, utilities, listings or other materials necessary for HP to develop or have developed the Program, and will grant a license to HP on the pre-existing Program under similar license terms than the license described in Section 4.1

      In the event of HP terminates the Agreement due to a material breach of S-A after delivery and acceptance of the Program which remains uncured after the applicable grace period:

      HP shall have the right to terminate this Agreement;

            any licenses granted to S-A by HP hereunder shall immediately terminate;

            S-A shall immediately return to HP all HP property or information then in possession of S-A.; HP will have the right of license to use the Deliverables or the Program at least for the period of time up to the end of the Term of the Agreement, according to Clause 8.1; and

            If HP elects not to terminate this Agreement, the rights and licenses granted to and the obligations of HP under this Agreement will survive so long as HP continues paying S-A the per-unit license fees agreed


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

            under this Agreement and provides S-A with at least thirty (30) days advance written notice of HP's election to terminate this Agreement.

      (c) Notwithstanding any termination of this Agreement, all sublicenses granted to end users for use of the Program and for which S-A has been compensated under Section 6 of this Agreement will survive.

8.6 Survival. Notwithstanding any termination of this Agreement, the provisions of this Agreement regarding, payment, support, warranty, indemnification, liability, confidentiality, effect of termination and the miscellaneous provisions will survive for a period of two (2) years from the termination date.

9     LIABILITY

9.1 Indemnity. Either party agrees, at its sole expense, to indemnify, defend, and hold the other party, its agents, employees, successors and assigns, harmless for, and forthwith reimburse such party, its agents, employees, successors and assigns, for any loss, cost, damage or expense (including reasonable attorney's fees, expert fees and other reasonable costs of litigation) up to the amount paid by HP to SA on the project covered under the Agreement (including NRE's and license fees during the term of the Agreement), arising from the breach by the other party of any of its obligations under the terms and provisions of this Agreement.

9.2 Force Majeure. Neither party shall be liable for any failure or delay in its performance under this Agreement to the extent that such performance is rendered impossible due to acts of God, acts of civil or military authority, fires, floods, earthquakes or other similar situations as far as:

      (a) the force majeure situation (i) was not reasonably foreseeable when the agreement was made, (ii) is beyond the control of the non-performing party and (iii) is not caused by the negligence or willful misconduct of such party; and

      (b) the non-performing party (i) has taken all reasonable steps to avoid or mitigate such situation and its consequences, (ii) has not defaulted in performing the obligation before the events occurs,
            (iii) makes all reasonable efforts to remedy such delay in its performance, including but not limited to actions under business recovery plan, (iv) gives the other party immediate written notice of such actual or potential situation cause, and (v) promptly provide any further information in relation to the delay that the other party reasonably requires.

      If performance is delayed for a continuous period of I month or it is foreseen that performance for a continuous period of three (3) months, the party to whom performance is owed may terminated part or in full this Agreement by written notice to the other party.

9.3 Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS EXPRESSLY PROVIDED OTHERWISE UNDER THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF THE OTHER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, SAID LIMITATION OF LIABILITY IN NO MANNER REDUCES OR LIMITS S-A'S OR HP'S LIABILITIES AND INDEMNITIES UNDER SECTION 7.6 ABOVE OR THE PARTIES' OBLIGATIONS UNDER SECTION 10.3 OF THIS AGREEMENT.

10    CONFIDENTIAL INFORMATION


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10.1  The Program. The Program in object code form and related Documentation provided to HP hereunder are deemed non-confidential, and HP is not under any obligation to S-A to restrict access to or use of such Program in object code form or related Documentation, provided HP complies with the terms of this Agreement.

10.2 Confidential Information. During the term of this Agreement, either party may receive or have access to technical information, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential ("Confidential Information"). In the event such information is disclosed, the parties shall first agree to disclose and receive such information in confidence. If then disclosed, the information shall (i) be marked as confidential at the time of disclosure, or (ii) if disclosed orally but stated to be confidential, be designated as confidential in a writing form by the disclosing party summarizing the Confidential Information disclosed and sent to the receiving party within a reasonable period of time after such oral disclosure. Notwithstanding any provision to the contrary, all object code provided by S-A or HP to the other, and all business information with respect to any unpublished S-A or HP products, are deemed Confidential Information for the purposes of this Section 10.

      It is expressly agreed that at least the following information will be deemed as HP Confidential Information for the purposes of this Section 10, whether identified in written as confidential or not:

      ERS (External Reference Specifications) documents

      Interface Specification : PCL3GUI and PJL interface, compression/filtering, printmodes description, color calibration process, HP jetadmin

      HP Printer and related printing supplies development and manufacturing plans (volumes, pricing strategy, intro dates, features, etc), while not public

      HP formulation of color conversion (CMYK to CMY conversion formula)

10.3 Protection of Confidential Information. The receiving party will protect any such Confidential Information of the disclosing party from unauthorized disclosure to third parties with the same degree of care as the receiving party uses for its own similar information for a period of five (5) years from the date of disclosure, unless otherwise provided in this Agreement. The foregoing restriction will not apply to any information which is (i) already known by the receiving party prior to disclosure, (ii) independently developed by the receiving party prior to or independent of the disclosure, (iii) publicly available, (iv) rightfully received from a third party without a duty of confidentiality,
      (v) disclosed under operation of law without imposition of further confidentiality requirements of the recipient of the Confidential Information, or (vi) disclosed by the receiving party with the disclosing party's prior written approval.

11    MISCELLANEOUS CLAUSES

11.1 Publicity. S-A and HP agree not to publicize or disclose the existence or terms of this Agreement to any third party without the prior written consent of the other party except as required by law, as expressly permitted in this Agreement or, in the case of S-A, as otherwise deemed necessary by S-A or HP in connection with disclosure to shareholders, governmental or other regulatory organizations, and/or S-A's professionals, subcontractors or consultants. S-A will not publicly acknowledge that it is the source of the Program except as aforesaid. In particular, no press releases shall be made without the mutual written consent of each party. In order to minimize the risk of unintentional disclosures of this Agreement by HP, HP will use its reasonable efforts to inform its employees about the confidential nature of this Agreement.

11.2 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Annex
      D. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

      written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

11.3 Annexes. Each Annexes attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

11.4 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint venturer of or with the other.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

11.5 Assignment. Neither party may, directly or indirectly, in whole or in part, neither by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent. Any attempted assignment, transfer or delegation without such prior written consent will be void. Notwithstanding the foregoing, either party, or their permitted successors, assignees or transferees, may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent, but with at least thirty (30) days advance and written notice to the other party: (1) to any entity controlled by, or under common control with, the assigning party, or its permitted successive assignees or transferees; or
      (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of the assigning party, or its permitted successive assignees or transferees. No such assignment shall constitute a release of the assigning party's obligations, duties and responsibilities under this Agreement. In addition, S-A shall have the right to assign its rights to receive any payments from HP under this Agreement, prior communication of at least thirty days (30) days to HP. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

11.6 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision.

11.7 Best Efforts Obligation. Except as expressly provided herein, HP may at its sole discretion decide whether or not to use or distribute the Program, as it deem appropriate. Nothing in this Agreement shall be construed or interpreted as placing a "best effort" standard upon HP with respect to the use and distribution of the Program.

11.8 Non-Restrictive Relationship. Nothing in this Agreement shall be construed to preclude HP from independently developing, acquiring from other third parties, distributing or marketing other products which may perform the same or similar functions as the Program provided under this Agreement.

11.9 Export Control. The parties agree to comply with all applicable United States laws and regulations that may govern the export of Program abroad, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce.

11.10 Definition of Days. All references in this Agreement to "days" will, unless otherwise specified herein, mean calendar days.

11.11 Headings. The Section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

11.12 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

11.13 Marketing Authority. Subject to the terms and conditions contained in this agreement, HP shall have the worldwide, non-transferable, non-exclusive right to market the New HP Printer bundling the Program [ILLEGIBLE], provided that such marketing is consistent with the terms of this Agreement. Without limiting the generality of the foregoing sentence, nothing in this Agreement will be construed or interpreted to place a "best effort" obligation upon HP with respect to marketing the HP printers and the Program or preclude HP from independently, developing, purchasing, licensing or marketing any product which performs the same or similar function of the Program.


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11.14 Entire Agreement. Except as expressly provided for in this Agreement neither party has, in executing this Agreement, relied upon any representation or other statement made by the other party or the other party's agents, representatives, employees, or attorneys. This Agreement represents the entire agreement between the parties with respect to its subject matter, and supercedes prior communications, understandings, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representatives of each party.

11.15 Governing Law. This Agreement will be governed in all respects by the laws of the State of New York without reference to any choice of laws provisions.

11.16 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original.

Agreed:

HEWLETT-PACKARD COMPANY                 Scanvec Amiable, Inc.


By:                                     By: /s/ Ramon Hasel
   -------------------------------         -------------------------------------
Print Name: Santiago Morera             Print Name: Ramon Hasel
            ----------------------                  ----------------------------

Title: Controller                       Title: CEO
       ---------------------------             ---------------------------------

Annexes

Annex A    -     Description of Program and Specifications

Annex B    -     Pricing

Annex C    -     Software License Terms

Annex D    -     Program Management and Changes.


                                       15
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                                     ANNEX A

================================================================================

                                                       =========================

                                  [HP LOGO](R)
                                     invent

                                   Eiffel RIP

                             Software Specification

                                       for

                            Basic and WorkGroup SKUs

                                   Version 4.2

                          HP InkJet Commercial Division

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Control Information

Table 1: Control Information

================================================================================
    Control Item                        Details
================================================================================
Document Owner              Andres Gonzalez
--------------------------------------------------------------------------------
Security Classification     HP Confidential: This document contains proprietary
                            information that is the property of Hewlett-Packard
                            Co. (HP). This information may not be duplicated or
                            disclosed except as authorized by the document
                            owner.
--------------------------------------------------------------------------------

Table 2: Revision History

================================================================================
Revision     Date          Revision Description                    Originator
================================================================================
1.0      May 5, 2000   First Draft                               Albert Serra
--------------------------------------------------------------------------------
2.0      May 10, 2000  Version reviewed with Eiffel Mktg and     Albert Serra
                       Solutions team
--------------------------------------------------------------------------------
3.0      July 12, 2000 Version reviewed with Scanvec/Amiable     Albert Serra
                       and HP Mktg
--------------------------------------------------------------------------------
4.0      Oct 30, 2000  Version reviewed by Andres according      Andres Gonzalez
                       to DJ500PS and later feedback.
                       Integrated the requirements for the
                       WorkGroup SKU in this same
                       document.
--------------------------------------------------------------------------------
4. 1     Nov 7, 2000   Changes from Marketing added.             Andres Gonzalez
                       Deleted the C size requirements.
--------------------------------------------------------------------------------
4.2      Dec 9, 2000   Deleted banner printing (typo)            Andres Gonzalez
                       Added S-A requested changes
================================================================================

This information is confidential and covered under Non-Disclosure agreements already signed.


                                       17
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Table of contents

1. INTRODUCTION ...........................................................   21

   1.1.  SCOPE ............................................................   21

   1.2.  PURPOSE ..........................................................   21

2. PRODUCT OVERVIEW & TARGET MARKETS ......................................   22

   2.1.     EIFFEL BASIC SOLUTION .........................................   22

      User needs ..........................................................   22

   2.2.     EIFFEL WORKGROUP SOLUTION .....................................   22

3. EIFFEL PLATFORM DESCRIPTION ............................................   23

4. DELIVERABLES ...........................................................   23

   4.1.     AT DEVELOPMENT ................................................   23

   4.2.     AT INTRODUCTION ...............................................   24

5. SOFTWARE RIP REQUIREMENTS ..............................................   24

   5.1.     MAIN FOCUS OF THE REQUIREMENTS ................................   24

   5.2.     SOFTWARE RIP ARCHITECTURE FOR BASIC SOLUTION ..................   24

   5.3.     HARDWARE REQUIREMENTS FOR BASIC SOLUTION ......................   25

   5.4.     SOFTWARE RIP ARCHITECTURE FOR WORKGROUP SOLUTION ..............   25

   5.4.1.   PRINT SERVER ..................................................   25

   5.4.2.   CLIENT WORKSTATIONS ...........................................   26

   5.4.3.   ACCESSES TO THE PRINT SERVER ..................................   26

      Spoolers ............................................................   26

      Hot Folders .........................................................   26

   5.5.     HARDWARE REQUIREMENTS FOR WORKGROUP SOLUTION ..................   26

   5.6.     LANGUAGE REQUIREMENTS .........................................   27

   5.7.     DRIVERS .......................................................   27

   5.8.     RESOLUTIONS ...................................................   27

   5.9.     DATA FORMAT ...................................................   28

   5.10.    DITHERING METHODS .............................................   28

   5.11.    THROUGHPUT REQUIREMENTS .......................................   28

   5.11.1.  RETURN TO APPLICATION (RTA) FOR BASIC AND WORKGROUP ...........   28

   5.11.2.  CHECK TO START PRINT ..........................................   29


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

   5.11.3.  PRINTING TIME .................................................   29

   5.12.    SUPPORTED OPERATING SYSTEMS ...................................   30

   5.13.    WORLD WIDE SUPPORT ............................................   30

   5.14.    COLOR MANAGEMENT ..............................................   30

      Color accuracy goals ................................................   30

   5.15.    PRINT QUALITY .................................................   31

   5.15.1.  LEVELS OF PRINT QUALITY .......................................   31

   5.15.2.  USER PERCEPTION OF PRINT QUALITY ..............................   31

   5.16.    SUPPORTED MEDIA TYPES .........................................   31

      Internal to commercial paper name table .............................   31

   5.17.    MEDIA SUPPORT FLEXIBILITY .....................................   32

   5.18.    PRINT MANAGEMENT ..............................................   32

   5.18.1.  MEDIA TRAY SELECTION ..........................................   32

   5.18.2.  MEDIA SIZE AND TYPE SELECTION .................................   32

   5.18.3.  ENSURE NON-STOP-PRINTING, RENDER-WHILE-PRINT ..................   32

   5.18.4.  QUEUING .......................................................   32

   5.18.5.  MULTIPLE COPIES ...............................................   33

   5.19.    LAYOUT MANAGEMENT .............................................   33

   5.19.1.  PORTRAIT AND LANDSCAPE ........................................   33

   5.19.2.  RESIZING AND SCALING BY PERCENT ...............................   33

   5.19.3.  FIT TO PAGE ...................................................   33

   5.19.4.  GRAYSCALE .....................................................   33

   5.19.5.  MIRROR ........................................................   33

   5.19.6.  CUSTOM PAGE SIZE ..............................................   33

   5.19.7.  AUTOMATIC DUPLEX PRINTING .....................................   33

   5.19.8.  PREVIEW .......................................................   34

   5.20.    FONT SUPPORT ..................................................   34

      PostScript fonts ....................................................   34

      Double-byte PS fonts ................................................   34

      OpenType Fonts ......................................................   34

      TrueType Fonts ......................................................   34

      Font Substitution ...................................................   35

5.21.    CONNECTIVITY .....................................................   35

5.22.    MAINTENANCE TOOLS ................................................   35

6. INSTALL/UNINSTALL REQUIREMENTS .........................................   35

7. SUPPORT FOR SW RIP UPGRADES (TBC) ......................................   36

8. INTEGRATION OF HP REGISTRATION PROCEDURE ...............................   36

9. COPYRIGHT PROTECTION ...................................................   36

10. COMPATIBILITY .........................................................   37

11. QUALIFICATION .........................................................   37

12. TRAINING, SUPPORT AND MAINTENANCE .....................................   37

13. PRINT TEST SUITE ......................................................   37

14. SCHEDULE ..............................................................   38

   14.1.    SOFTWARE PROGRAM SCHEDULE .....................................   38

   14.2.    PROGRAM CHECKPOINTS ...........................................   40

15. SUMMARY OF REQUIREMENTS ...............................................   41

16. PENDING FEATURES FOR NEXT RELEASES ....................................   44


                                       20
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT N0 12/00

Introduction

o     Scope

This document covers the specifications for the "Basic" and "WorkGroup (WG)" market solutions for the Eiffel product.

In this document we will highlight in blue color the parts of the document that are specific to the WorkGroup solution, the rest of the documentation is common to Basic and WorkGroup SKUs.

The Eiffel product is a Wide Format printer with a PCL3GUI built in interpreter. The solution, a host-based program (PostScript RIP, for Raster Image Processor), should be able to accept, process and convert specific input files into final PCL3GUI data for this printer. This document is a high level specification of this RIP.

Both, the hardware requirements and the user requirements of the host RIP are covered in this document.

o     Purpose

The document will be used to communicate Hewlett Packard Inkjet Commercial Division (HP) requirements so that a third party company can understand HP needs and based on that make the corresponding proposal, including resources, schedule, financials, support and maintenance information.


                                       21
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Product Overview & Target Markets

Both the Eiffel Basic and WorkGroup solutions will consist of a B+ (first release) printer bundled with the RIP software.

The product will be affordable, easy to use, provide high image quality, and be plug and play. The RIP looks and acts like a printer driver but with many of the capabilities that can be found only in a full-featured RIP. This driver RIP, using standard Macintosh and Windows user interfaces, gives customers an easy to use product with very simple installation and set up. This RIP is as easy to use as selecting 'Print' from your favorite software application. It is key factor that the workflow when using this driver like RIP is the same as with an embedded PS printer.

All of this will be available to graphic artists, advertising agencies, and in-house graphics departments as a localized solution in English, French, Italian, German, Spanish, Japanese, Korean, Simplified Chinese, and Traditional Chinese (EFISG + JCTK).

o     Eiffel Basic Solution

The Eiffel Basic solution is targeted to individual graphic designers' or small groups of graphic designers (groups of 1-3 people).

User needs

The key needs of the target market are as follows: Easy to buy, Affordable, Flexible, Reliable, Easy to use, Fits in workflow, Productive solution, Realistic output.

Key Product Attributes

The Basic Eiffel solution must deliver on all of the following:

Accurate color
IQ leadership
Speed
Proofing credibility
Media handling flexibility
Ease of use
Robustness
Smooth integration into Graphic Design workflow

o     Eiffel WorkGroup solution

The Eiffel Work-Group solution is targeted to graphic designers'. It will provide a SOLUTION to GA workgroups who need productivity & flexibility for in-house printing. Target markets are:

      o     Design Studios

      o     Advertising Agencies

      o     Marcom Departments

      o     Pre-press Houses


                                       22
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Those workgroups need an INTEGRATED PROOFING SOLUTION. The Eiffel WG Solution should provide them PostScript and PDF printing for getting accurate proofs from complex jobs created in graphics applications in Macintosh and Windows environments. This will be done in a second release following the one specified in this document.

The WG Solution is targeting workgroups of up to 10 graphic designers.

Compared to the Basic solution, the WG one will enhance efficiency by reducing Return to Application times by implementing a client-server based solution.

Eiffel Platform Description

The Eiffel platform is the next HP DesignJet products for Wide Format. Its main characteristics are:

o     Wide format printer: B+ size

o     Printing Specs:

      o 6 user replaceable print heads Cyan, Magenta, Yellow, Black, light Cyan & light Magenta.

            o     Color dye inks, with 3.5.pl. drop weight.

            o     Black dye ink for true black on glossy media.

            o     2400dpi, photoret

            o     l6ppm in draft mono in special test files (printing time).

            o     2mpp in normal & 4mpp in best mode, B size (printing time).

o     Internal Color calibration device

o     Languages: PCL3GUI embedded interpreter.

o     Connectivity specs

            o     2 EIO slots, one for EIO network card.

            o     USB and parallel

            o     TCP/IP (LPR en Mac), AppleTalk

      o     Media Handling

            o     1 input tray with 250 sheets

            o     1 output tray with 150 sheets

            o     Optional second input tray

            o     Optional duplexer

            o Flat passthrough for thick media (the regular media path for one sheet at once only)

Deliverables

HP expects to receive from the 3rd party a functional software solution that will meet or exceed the specifications described through this document. This includes the following components:

o     At development

      1. Standard Project documentation: the contractor will deliver standard project documentation (project plan, quality and test plans and schedule) as well as other documentation that might help synchronizing the development (User Interface specifications, ...)

      2. Intermediate Program releases: alpha and beta releases, before the final Gold Master release, will be delivered, with documentation describing the included functionality, limitations and code changes between them (release notes).

      3. Defect tracking information will be exchanged between HP and the contractor in the development phase. HP will use the Troll system, and the appropriate data format template, suitable for the contractor, will be defined.

      4. Beta software and documentation: for evaluation purposes, to be installed at customer selected sites.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

      5. Training Plan: for HP Technical support and HP "product experts" at Customer Care Centers (CCC).

o     At Introduction

      6. Host-based SW RIP in CD-ROM for Mac & Win: It will meet the functionality specs when installed in all the supported Operating Systems, world wide.

      There WG and Basic software will be in different CDs.

      7. Localized Installer: The SW RIP could be split in several CD's, based on geographical regions and the room needed for each SW RIP version. A user friendly setup process is mandatory, so that the user could install the software rebooting only once and having as less interactivity with the installer as possible (even in Windows
            USB).

      8.    Pantone tables and Colorsync files: provided by HP

      9 Other components required for installation: These will include PostScript drivers, and other OS required services and/or tools.

      10. User Manuals (localized): These documents should cover the User's Guide, Network installation, Color calibration. HP will provide the localization of the documentation, by using the English version provided by S-A.

      11. Readme file: Last minute changes, application notes, known limitations, not necessarily localized.

      12.   Software License. HP will provide the text file for the licensing

      13.   Artwork for the CD, Sleeve with HP logo, etc. Provided by HP.

      14. HP will provide documentation of the PCL3GUI interpreter and the extended DriverWare/Varware commands as required.

HP will decide on the strategy to follow in order to manufacture the software RIP. This includes the final manufacturer of the CD-ROMs and any printed material.

Software RIP requirements

o     Main focus of the requirements

The main areas to be addressed by this solution are:

      o Color accuracy and repeatability (taking advantage of internal color calibration sensor).

      o     Ease of use (driver like).

      o     Reliability of the solution

We will have different software RIP architecture and hardware requirements for each solution (Basic or WorkGroup):

o     Software RIP architecture for Basic solution

The RIP will be running on a single workstation (PC or Mac). No support for server based printing will exist. This means that the RIPing of the jobs will always happen in the same computer from which the job is submitted for printing.

The architecture will provide a driver-like solution in such a way that users can print just by selecting "print" in the application.

It won't be necessary to explicitly launch the RIPing application (automatic launch at power up time or when a job is submitted for RIPing).


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

o     Hardware Requirements for Basic Solution

The ideal and minimum hardware requirements are outlined in the table below.

Windows

--------------------------------------------------------------------------------
             Ideal system                    Minimum requirements
--------------------------------------------------------------------------------
Intel Pentium III processor             Intel Pentium II processor
         Win Millenium, NT, W2000          Win Millenium, Win 95, 98, NT, W2000
             128 MB RAM                                64MB RAM
       2GB available HD space (TBC)         1GB available HD space (TBC)
             CD-ROM drive                            CD-ROM drive
--------------------------------------------------------------------------------

MAC

--------------------------------------------------------------------------------
             Ideal system                    Minimum requirements
--------------------------------------------------------------------------------
MAC G4                                  PowerMAC
                0S 9                             OS 8.5.l, 8.6
             128 MB RAM                             64MB RAM
       2GB available HD space (TBC)        1GB available HD space (TBC)
            CD-ROM drive                        CD-ROM drive
--------------------------------------------------------------------------------

               o Software RIP architecture for WorkGroup solution

The WG Solution will include three parts that need to be in place:

o The RIP itself, running in a host machine (server workstation), acting as the controller of the Print Server

o     The drivers, in the PC and Mac workstations

o     The necessary mechanisms for the workstations to access the Server

Print Server

The RIP will act as a Printer Server, accepting jobs to be printed from several sources. It will also control the communications with the Eiffel printer, to which it is attached. It won't be necessary to explicitly launch the RIPing application (automatic launch at power up time or when a job is submitted for RIPing).

Mixed Environments

Once it is running, the Print Server will be accessible to all the workstations connected in the network. If the network is supporting different protocols (AppleTalk, TCP/IP), the RIP will be able to serve queries coming from any of them. This would allow different platforms to coexist (e.g. WinNT print server in a network of Mac clients).

It can be acceptable that mixed configurations are limited to a Window NT/2000 server running in an AppleTalk LAN:

o If the user installs the MAC services on WNT4.0 or W2000 server he will be able to export the hot folder so that the MAC SW RIP client will be able to print to FILE in the exported hot folder, then, the RIP server will get the file from the hot folder and will print it


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

      Print Server/Client Server in same Workstation

      The Print Server will be a dedicated machine, but since this can not be guaranteed, it will also have the possibility of acting as a workstation (Print Server and Client workstation in same CPU).

Client Workstations

      All the workstations connected to the network will be able to send jobs to the Print Server.

      Macintosh workstations connected to the network will access the Print Server through the Chooser. The Chooser will provide services for both the AppleTalk protocol and TCP-IP (LPR).

      Windows workstations connected to the network will be access the Server using TCP-IP protocol.

      A Printer Server serving different protocols at once will imply logical accesses to it, but only one RIP software will be behind it.

Accesses to the Print Server

      Different mechanisms must be put in place to allow access to the Printer Server from the workstations.

      Spoolers

      Spoolers are logical accesses to the Printer Server, visible over the network. A spooler can be assimilated to a queue, managed by the Print Server.

      Spoolers can be deactivated, not accepting jobs from the clients, or put on hold, to accept jobs without further processing them. They also have the capability of saving the spooled files, and the processed jobs (RIP'ed files). The user can set these different behaviors in the Printer Server, for each Spooler.

      This architecture will provide a driver-like solution, from the client perspective, in such a way that users can print just by selecting "print" in the application.

      If there is a conflict between the settings defined in the client driver and the default settings defined in the server, the client settings will be used. E.g. the user selects best quality while in the server defaults, the quality is set to normal. The server settings will be used only when a setting is not specified in the incoming PS file.

      Hot Folders

      The RIP will also "watch" designated repositories (folders/directories), to automatically process files placed in the repository. Only files with specific formats will be processed, though, and they will be deleted after processing. This mechanism allows the client workstations to generate jobs that need to be printed without the need of having the RIP up and running: they can print from the applications using "Print to File", and save the file in the designated hot folder.

      o     Hardware Requirements for WorkGroup solution

      The minimum hardware requirements (server) are outlined in the table below.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

--------------------------------------------------------------------------------
            Ideal system                          Minimum requirements
--------------------------------------------------------------------------------
            Win2000 server                             NT server
        Pentium III processor                    Pentium II processor
              500MHz                                   350MHz
            256MB RAM                                 128MB RAM
         4GB min disk space                       2GB min disk space
--------------------------------------------------------------------------------
          G4 MAC equivalent                             Mac G3
            256MB RAM                                 128MB RAM
         4GB min disk space                        2GB min disk space
--------------------------------------------------------------------------------

o     Language Requirements

o     True Adobe PostScript level 3

o     PDF 1.3 and previous (PS3 only).

o     EPS

o     TIFF (no 6.0)

o     JPEG

o     BMP (Windows only).

Direct PostScript(TM) printing:

Users will be able to easily send PS, EPS and PDF files to the printer. The "Drag and Drop" feature for these types of files is a must feature.

o     Drivers

      o     Adobe PS8.7 for Macintosh (EFGISJKCT)

      o     Adobe PS4.4 for Windows 95/98 (EFGISJKCT)

      o     Adobe PS5.2 for WinNT4.0 (EFIGSJKCT)

      o     Microsoft PScript for W2000 (EFIGSJKCT)

      Support for MacOSX is a requirement for this product, but due to the level of uncertainty about MacOSX technical requirements, it will be considered as an extension to the current project. Schedule TBD when more info about Mac OSX is available.

o     Resolutions

The rendering resolutions that have to be supported are:

      o     300x300

      o     600x600

      o     1200x1200

Specific resolution for each media and print quality will be defined by HP.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

o     Data format

The RIP will send data to the printer in PCL3GUI format (spec to be provided by HP). The data will be formatted as KCMYcm halftoned multilevel, with 3, 2 or I bit per plane (a total of 12 bits per pixel is the typical case with 2 bits per plane), ordered in planar format. For example, in the case of 2 bits per channel, the format would be as follows:

    K0K0K0K0K0K0K0K0K0K0...
    K1K1K1K1K1K1K1K1K1K1...
    M0M0M0M0M0M0M0M0M0M0...
    M1M1M1M1M1M1M1M1M1M1...
    C0C0C0C0C0C0C0C0C0C0...
    C1C1C1C1C1C1C1C1C1C1...
    Y0Y0Y0Y0Y0Y0Y0Y0Y0Y0...
    Y1Y1Y1Y1Y1Y1Y1Y1Y1Y1...
    c0c0c0c0c0c0c0c0c0c0...
    c1c1c1c1c1c1c1c1c1c1...
    m0m0m0m0m0m0m0m0m0m0...
    m1m1m1m1m1m1m1m1m1m1...

o     Dithering methods

The dithering mode will be selected automatically by the HP Imaging library according to the print settings, so the user don't have to care about it (no option is shown in the GUI).

There will be two different dithering modes. One will provide best quality (error diffusion), while the other will provide faster throughput HP will provide a halftoning library that will be integrated into the SW RIP. Based on tput/quality tests, the best HT solution will be chosen.

o     Throughput Requirements

The time to process a job is a function of a number of parameters including whether background of foreground printing is used, complexity of the print job (print quality, number of passes, color settings), load on the network, the CPU (internal HD, amount of RAM, processor), and I/O channel.

Three fundamental time metrics are to be used in measuring performance:

      o     Return to application (RTA)

      o     Click to Start printing

      o     Printing

      o     Click to Clunk (just add click to start and printing times).

Return to Application (RTA) for Basic and WorkGroup

RTA is defined here as the time from starting the printing process (click) to when the host is ready to continue normal working with application (no noticeable performance degradation due to printing process). The generic goal for RTA time equals 10% of the total printing time (click to start plus printing time).

This will apply to Eiffel plot suite provided by HP. HP understands that actual RTA time highly depends on specific plot and RIPping computer performance, so a plot suite with specific RTA times defined for each plot will be provided by HP.

Reduced RTA is one of the main differentiators of the WG Solution versus the Basic one. This is achieved thanks to the server based architecture where the ripping of the print if performed


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

on the server and so the client workstation is not loaded. This is because in terms of RTA shall be defined two different goals, one for the typical configuration where the client is running on a different workstation than the server, and another where client is running on the same workstation as the server.

RTA: client on different workstation than server

Under this configuration the Ripping is not done on the client workstation.

The WG solution shall provide a RTA for the client which is equivalent to the RTA there would be if instead of a SW RIP, an embedded PS printer was connected to the client.

The goal for Eiffel is to obtain same RTA values as DesignJet 1055 when using the PostScript driver (running on same workstation). ICD will provide target numbers for the different plots included in the Eiffel plot suite.

RTA: client on same workstation than server

Same requirements as for the Basic solution. I.e.:

The generic goal for RTA time equals 10% of the total printing time (click to start plus printing time).

This will apply to Eiffel plot suite provided by ICD. ICD understands that actual RTA time highly depends on specific plot and RIPping computer performance, so a plot suite with specific RTA times defined for each plot will be provided by ICD.

Click to start print

This is the time since the starting of the printing process (ie, the users clicks on "print" in the application) to the moment the printer effectively starts to print.

Same requirements as for RTA.

Printing time

Once the RIP starts sending rendered data to the engine, a minimum rendering throughput shall be guaranteed in order to avoid printing stopping in between swaths (which can produce image quality problems).

HP will provide additional information with the required rendering tput (Kbytes/s) for each particular media/print quality combination.

The compression algorithm to be applied to the generated raster data shall be the method number 2 as described in the PCL Implementers guide ( TIFF Packbits Encoding).

HP is responsible for defining a table of resolutions/print times that meets I/O bandwidth as well as detailed throughput goals for the plots included in the Eiffel plot suite (to be forwarded). Below you have a reference about the required troughput:

o     4mpp best mode A3

o     4ppm normal mode A4 (lines or text)

o     l6ppm fast mode

The contractor is responsible for providing a SW RIP that can provide defined rendering speeds for the plots included in the Eiffel plot suite.

A requirement that must be clearly stated (for PQ reasons) is that the printer must not stop printing. So the solution has to guarantee that once data is start being sent to the printer the above Mbytes/sec speeds are guaranteed until the end of the job (with PCL3GUI the printer starts printing as soon as the first band is received).


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

o     Supported operating systems

o Macintosh support for Mac 0S 8.5.1, 8.6, 9 (Mac OSX will be treated as a separated project).

o Windows 95, 98, NT4.0 and 2000 support, including the Millenium release (Windows 2000 upgrade of '98) to be launched in '2000.

o     World wide support

The solution should ensure a WW supported RIP. In order to achieve this objective, the following localizations shall be provided:

      o     English

      o     French

      o     Italian

      o     German

      o     Spanish

      o     Japanese

      o     Chinese

      o     Taiwanese

      o     Korean

The contractor shall guarantee that the English version of the software RIP works well under the main Operating Systems not mentioned above: rest of Europe, Arabia and Israel.

o     Color management

Pantone emulation (Pantone certified for key media and CMYK emulation tables for rest of medias/printmodes).

      o     Ink Press emulation for:

            o     SWOP

            o     Euroscale

            o     Toyo

            o     DIC

      o     Capability for user adding new input ICC profiles

      o     ColorSync compatible

      o Built-in ICC output profiles (for supported medias). The profiles will automatically selected according to media type and quality level.

      o Possibility of adding new ICC output profiles for new user defined medias

      o     Easy Pantone

      o     Automatic Black replacement.

Color accuracy goals

      o     Best Glossy accuracy 5-10 dE

      o     Best HeavyCoated accuracy: 5-10 dE

      o     Best Glossy consistency: 5-10 dE

      o     Best HeavyCoated consistency: 5-10 dE

            (Note 5 dE = 95% of the colors inside gamut (in glossy best) have to have less than 5dE color difference from the target)

Internal Color calibration tool

To guarantee color accuracy and consistency, a color calibration mechanism will be supported.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

This consists on a densitometer like device integrated into the Eiffel printer. The calibration process, that shall be supported by the SW RIP consists on the following steps (just general mechanism, HP will provide a more detailed specification of the calibration process):

      1.    Customer initiates color calibration from RIP.

      2.    The RIP sends a page consisting of several patches

      3.    The RIP sends the order for the printer to scan the calibration

      4. Printer scans calibration patches and communicates back to the RIP Lab values for each measured patch

      5.    The RIP stores correction values for following plots.

In the WorkGroup solution the calibration values will be stored in the server in the same way than is done for each Basic solution workstation.

The color calibration process could be launched from the server and the Basic workstations through the SW RIP graphical interface.

o     Print Quality

Levels of Print Quality

      Several levels of print quality should be available for the user:

            o     Fast

            o     Normal

            o     Best

            o     Super best

      Not all quality modes will be supported for each media. HP will provide detailed information about which quality modes shall be enabled for each media.

User perception of Print Quality

      95% of the prints have to be equal or better than the Threshold (Same as in all the HP programs but with a different threshold).

o     Supported media types

--------------------------------------------------------------------------------
Internal to commercial paper name table
--------------------------------------------------------------------------------
Internal name   Commercial name
--------------------------------------------------------------------------------
Plain paper     Plain paper
                ----------------------------------------------------------------
                HP Bright White Inkjet
--------------------------------------------------------------------------------
Coated paper    HP Premium InkJet Paper
--------------------------------------------------------------------------------
Heavy           HP Professional Brochure and Flyer Paper-Matte finish
--------------------------------------------------------------------------------
Glossy 1        HP Design Photo Paper
--------------------------------------------------------------------------------
Glossy 2        HP Premium Photo Paper Glossy
                ----------------------------------------------------------------
                HP Premium Plus Photo Paper Glossy
                ----------------------------------------------------------------
                HP Premium Plus Photo Paper Matte
                ----------------------------------------------------------------
                TBD
--------------------------------------------------------------------------------
Proofing 1      TBD
--------------------------------------------------------------------------------
Proofing 2      TBD
--------------------------------------------------------------------------------
Glossy 2-side   HP Professional Brochure and Flyer Paper Two-sided Gloss
--------------------------------------------------------------------------------
Xparency        HP Premium InkJet Rapid-Dry Transparencies
--------------------------------------------------------------------------------


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

o     Media Support Flexibility

In addition to giving the option to add a user generated profile, we would also add a generic menu option for "Other Glossy" or "Other Coated", etc media class. HP would then provide a special set of resources for each media class which would apply a generic set of printmodes and separation functions but would apply very conservative ink limits, but optimized for the "class" of media in use. This would give the user potentially lower color gamut, but lower risk of head crashes for an unknown media.

The user would still be required to pick up from a list to select the appropriate ICC profile to apply for the "Other .." media to use.

This option will be available only from the Basic and Workgroup Server configurations, not for the Workgroup client one.

o     Print management

Media tray selection

      Capability to select between the available media trays:

            o     default input tray

            o     optional secondary tray

            o     flat passthrough path.

      It has to be noted that Eiffel printer does not have alphanumeric front panel. This means that media tray selection has to be done through the SW RIP.

      In the WG SKU this feature shall be available from the client and server computers.

Media size and type selection

      Media size and type selection shall be done through the SW RIP. This is the only mechanism provided by to the user to select media type and size (those parameters can not be directly selected through the printer front panel).

      In the WG SKU this feature shall he available from the client and server computers.

Ensure non-stop-printing, Render-while-print

      Printing starts as soon as rendered bands for a page begin to be received by the printer. The RIP concurrently continues to complete rendering of the bands for the page being printed.

      The user shall be able to enable/disable the print while rendering option. Disabling this option has a negative impact on throughput (as rendering and printing tasks are not paralleled), but can be necessary for users that have a HW with less power than necessary to guarantee the required rendering speed to not stop printing

      This is going to be supported only for Windows versions.

      Enabling/disabling print while render option will only be available from the server computer.

Queuing

      Queuing capabilities:

            o     Queue status information

            o     Cancel current job

            o     Cancel a queued job


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            o     List of already printed jobs (2nd priority)

            o Ability of reprinting a job without having to render it (save rendered jobs in Mac and Windows). (2nd priority)

Multiple copies

      Capability of selecting multiple copies from the printer driver.

o     Layout management

All features described here shall be accessible from the client workstation (and from the server just to set default values in case are no specified in the incoming PS file).

Portrait and Landscape

Resizing and scaling by percent

Fit to page

Grayscale

Mirror

Custom page size

      No issues with margins and custom page size in any of the top applications: Adobe Illustrator, Adobe PhotoShop, Adobe Page-Maker, Adobe In-Design, QuarkXpress, PowerPoint.

      Full Bleed

      The user must be able to specify ink areas for printing and the system will automatically specify and add the appropriate margins according to the media type. It is therefore important that customers are able to differentiate between media sizes. B+ and custom media sizes must be supported (e.g. load a B+ and have B printable area).

      Automatic duplex printing.

      Automatic duplexing

      Automatic duplex printing will require the SW RIP to send an escape sequence in the job header to indicate to the printer engine that it has to automatically do reverse each page. The SW RIP will also have to handle rotation of the image on the second side of each page within a sequence to be duplexed.

Automatic duplexer is a HW option for Eiffel.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Preview

The main value from preview is to indicate when there is clipping or not.

o     Font support

PostScript fonts

PS3 comes standard with 136 Roman fonts and these should automatically be installed on a user system:

o     When Macintosh or Windows drivers are installed

o     At a moment selectable by the user

Double-byte PS fonts

Additional support is required for those localized versions (CJKT) that make use of double byte fonts. Two different font technologies, CID and OCF, are currently in use and must be supported. The best way verify that functionality is by qualifying specific sets of fonts for each language:

================================================================================
Country  Requirement             PS fonts                      True Type
--------------------------------------------------------------------------------
Japan    Ryumin-Light KL         Support: Adobe Type Library
         and Gothic-BBB Medium

Korea                            Bundle: (TBD)

                                 Qualify: SoftMagic, HanYang,
                                 Sandol, Hancom and C2D2.
                                 Qualify: Hanyi and Founder    Qualify: Hanyi,
                                                               Founder, Synotype

Taiwan                           Qualify: Arphic               Qualify: Arphic
================================================================================

For Japan, two font families from Morisawa will be included on the CD-ROM and installed automatically on the user hard disk. These fonts are Ryumin-Light KL and Gothic-BBB Medium. Copy protection scheme transparent to the user.

OpenType Fonts

On Windows 2000 environment, OpenType technology (TrueType and PostScript integration) is supported. The software RIP should contemplate it.

TrueType Fonts

These fonts are supported by all the Operating Systems (Windows 9X, Windows NT and Mac OS), but each one is handling them very differently, depending on the driver capabilities:

o On Windows 9X, the AdobePS driver can convert TrueType fonts to Type 42 before sending it to the PostScript interpreter. They can be used effectively.

o On Windows NT and Macintosh OS Microsoft and Apple drivers cannot properly convert TrueType fonts to a PS format. AdobePS drivers do convert TrueType fonts, but only recent versions are localized.

All this should be taken into account when the RIP is processing PS/EPS jobs generated externally.

In order to process embedded TT fonts on those scenarios we would like to have a SW RIP that supports direct TT rasterization, but only if this is not involving a separate module to be developed from scratch (for instance, if the new CPSI version is including this functionality, HP will require to use it).


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Font Substitution

A font substitution mechanism (font-mapper) is required, so that the fonts that are requested in a PS print job are appropriately handled.

If a font requested by a job is not found on the system, certain substitutions will take place (i.e., use Courier font in a Roman environment, another substitution that makes sense in non-Roman environments).

This mechanism can also be used to create font mappings (specific font substitutions) that can solve font naming issues, or TrueType to PostScript aliases.

This Font-Manager also will cover double-byte fonts. It could be released as a separate utility, installable with the software RIP, with the appropriate documentation.

o     Connectivity

Connectivity will be provided through:

o     MAC:

      o     USB interface (when the OS and driver are supporting it)

      o     AppleTalk

      o     TCP/IP

o     Windows:

      o     ECP parallel port interface

      o     USB

      o     TCP/IP

o     Maintenance tools

Certain maintenance functions will be accessible through the RIP user interface:

o Print log file containing information for the user about jobs started/finished, problems descriptions, ...)

o Our goal will be to have a link to an external tool that will implement the different maintenance services. HP will provide the external tool and the command to launch it for PC and MAC. The RIP will launch the tool from an option in the Help Menu of the main SW RIP window.

If the user didn't install the Maintenance tool you should prompt a dialog box explaining that the tool is not available, but the user can install it from the SW RIP CD.

Install/Uninstall requirements

The CD ROMs will use an autorun mechanism to automatically "boot up" when the CD is inserted in the drive provided that this feature is supported on the host computer. If autorun is not supported the user will start the installation by launching a setup application located at the root level of the CD.

The start-up screen gives the user the option to select one of the supported languages. Once a language has been selected all other dialog box selections, prompts, and user help will be in that same language.


                                       35
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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

After the language selection screen it will appear a window showing the different pieces of software that can be installed:

o     SW RIP

o     Maintenance tool

o     HP registration

For the Basic solution there will be only one option to do the SW RIP installation.

In the case of WorkGroup solution, it will be provided 2 installation options for the SW RIP, one for the server workstation and another one for the client workstation.

It shall be possible to upgrade a workstation with the Basic Solution installed to Client or Server WG Solution without any negative or incompatibility effect.

If at installation time, it is detected an older version of the software, the installer shall be able to do the upgrade to the new version in a manner transparent to the user.

It shall be provided a tool to uninstall the software RIP.

Support for SW RIP upgrades (TBC)

During the life of this product there will be some distribution of patches that will require the distribution of new files that should be copied to some RIP folder, in the way of "service packs". The SW RIP should provide support to this maintenance tasks.

For instance, if we have to distribute a new dll file to 20 users that are using the SW RIP 1.0:

o S-A will create an patch1.exe file containing the file and the instructions to copy it to the right directory

o     HP will publish this file in the HP technical support WEB site

o     The user will upload the file and will run it so:

      o     The modification will be stored in the local "upgrade log" file

      o     The file will be automatically copied to the right folder

In order to make easier the access to the new "service packs" the SW RIP will have an additional option in the Help Menu that will launch the standard WEB browser with the right HP WEB URL address (to be provided by HP).

Integration of HP Registration procedure

The SW RIP (Basic or Server) will launch the HP registration tool by running the standard WEB browser in the workstation (PC or MAC), and calling at the HP registration URL.

This can be done at installation time or the first time that the user runs the SW RIP.

Copyright Protection

The SW RIP will check the printer's model identification at installation time in order to ensure the device is licensed to use the RIP facilities.

As mentioned above, the Japanese version of the software will implement a software protection scheme that will be password protected. This will allow the installation of the two Japanese fonts. The password will be in the form of a user number and product password.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Compatibility

Compatibility with any other PostScript and Windows drivers of the DJ5000PS, DJ500 and DJ800PS printer models.

Compatibility with other CPSI SW RIP (can coexist in same computer): DJ500PS SW RIP and Eiffel Heidelberg SW RIP (for second release, in this case).

Qualification

The software solution shall be qualified as meeting the specifications defined in this document. The contractor can propose a qualification solution taking into account the above requirement.

Quality and Test plans should be shared as part of the agreement with HP.

HP will develop several subsystem qualifications (Ambient Writing System, Environmental Writing System, Print Quality, Color Fidelity) as well as system testing. This could include installing pre-releases at qualified beta-sites.

Training, Support and Maintenance

The contractor will provide the following additional services:

o Worldwide training classes in the US, Europe and Asia for HP support people.

o     Technical support consulting for HP Customer Care Center (CCC) people

o     Upgrade versions to support new version of OS and major applications.

o Maintenance releases according to market needs (to be agreed additional fees) in order to fix post-intro bugs.

HP expects the contractor to train a designated engineer (from the Technical Marketing Department) on the features and use of the RIP, so that he can be the focus from HP for post-introduction support.

HP will deliver first level of support to customers through its Customer Care Centers. A second level of support will be provided by DesignJet On-Line. It will run under the responsibility of HP Sales Support Department.

There should exist a formal maintenance support agreement to address those issues that DesignJetOL can not resolve. Critical issues appearing after the contractor has released the solution to HP should be addressed according to its impact.

A typical HP product is supported during five years after its introduction to the market. The agreement with the contractor should contemplate this support, and explicitly refer to the OS introduced during that period.

Print Test suite

HP will provide a test suite consisting on typical user prints. The Eiffel Solutions shall be able to process all those prints meeting the above defined specs.

This list shall be used as a guideline for making the proposal in order to understand better the typical complexity of the jobs that will have to be printed.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Schedule

o     Software Program schedule.

The following table includes a schedule outline for the activities occurring before project start and project completion dates. HP expects to receive from the contractor a development plan and schedule with the different activities and milestones carried on from project start to project end.

Date       Major Milestones        Owner Comments/Requirements
28 Jun 00  Eiffel I/L (color&sol)  HP     Need feasibility proven:
                                   S-A    o Integrated Schedule
                                          o Specs closed and feasible
                                          o Test plan
                                          o Tput feasibility check
                                          o Data format selected

                                          o Color/PQ feasibility
--------------------------------------------------------------------------------
15 Jul 00  Eiffel driver on        S-A    Amiable provides PCL3GUI driver
           PhotoPrint Server              for Photo Print Server so HP can
                                          evaluate Amiable color pipeline
--------------------------------------------------------------------------------
1 Aug 00   Pipeline decision       HP     Based on results from Amiable pipeline
                                          test, HP decides using Amiable
                                          pipeline or CHI.
--------------------------------------------------------------------------------
31 Jul 00  e-board simulator       HP     Eiffel simulator available to develop
           checkpoint                     general functionality.
                                          Shall include following functionality:
                                          o 6-channels,
                                          o data format,
                                          o resolutions,
                                          o plug in network (AppleTalk & TCP-IP,
                                            parallel) (no USB)

                                          Also at this point HP has to provide:
                                          o Specs for PCL3GUI with all required
                                            modifications

                                          o Varware+ specs
                                          o Color calibration mechanism defined
                                            and documented
--------------------------------------------------------------------------------
1 Aug 00   e-board availability     HP    HP sends simulator to 3 parties.
--------------------------------------------------------------------------------
18 Set 00  Pre-Alpha SW RIP        S-A    First SW RIP release including:
           release                        o 6 channels,
                                          o data format,
                                          o color calibration mechanism (bidir
                                            included), -no tested on printer-
                                          o halftoning algorithms (this version
                                            uses 3rd party pipeline)
                                          o modifications to UI
                                          o support of tray mgmt.
                                          o auto-duplex functionality
--------------------------------------------------------------------------------
15 Set 00  Upgrade e-boards        HP     HP sends AX3 to 3rd parties and
           with Ax3                       updated code that includes:
                                          o USB
                                          3rd party uses this to test USB
                                          connectivity and performance.
--------------------------------------------------------------------------------
1 Oct 00   LP0 code release         HP    This is the release that will go
           LP0 Build start                with LP0 printers delivered to 3rd
                                          parties. It shall include:
                                          o Print capability (limited number of
                                          PMs, not optimized for PQ fine
                                          tuning)
                                          o Character generator
--------------------------------------------------------------------------------
1 Oct 00   HP libraries            HP     HP pipeline libraries integrated into
           integration             S-A    Amiable code (1 Oct to 15 Oct).
--------------------------------------------------------------------------------
16 Oct 00  Alpha SW RIP release    S-A    S-A delivers RIP version including
           (Windows)                      fixes to last release and HP library
                                          integrated.
--------------------------------------------------------------------------------


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

--------------------------------------------------------------------------------
                                          S-A ends execution of tput check test
                                          (including USB)
--------------------------------------------------------------------------------
24 Nov 00  LPO shipped from HP     HP     First mechanical prototype.
                                          It's supporting:
                                          Bi-di through TCP/IP, USB, AppleTalk
                                          Varware+ for Close Loop Color
                                          Calibration
                                          Color calibration algorithms
                                          First XML data for Tier I media:
                                          HP format for data and files
--------------------------------------------------------------------------------
28 Nov 00  Alfa program FW code    HP     This is the release for the HP Alfa
           release (Pre-                  program. Functionality shall be
           Functionality complete         complete for items affecting Beta
           for items affecting S-A)       SW RIP coming next.
--------------------------------------------------------------------------------
5 Dec 00   Beta SW RIP release     S-A    In general, all Windows functionality
           (Windows)                      shall be complete but exceptions:
                                          No WS fine tune
                                          No Error hiding
                                          Not all media/quality PMs available.
                                          Concentrate on Best and Normal for
                                          Tier I medias. No CPSI 3011
                                          Only English localization.
                                          Troughput metrics for all the IOs
                                          Required for WS development, alpha
                                          program.
--------------------------------------------------------------------------------
13 Nov 00  LP1 build start         HP
--------------------------------------------------------------------------------
15 Dec 00  LP1 delivered to S-A    HP     First mechanical platform for WS
                                          fine tuning in 3rd party.
--------------------------------------------------------------------------------
15 Dec 00  FW WS functionality     HP     Last opportunity for ME, EE, WS asking
           freeze                         for new FW functionalities (required
22 Dec 00  XML data: all medias/          to meet End Dec functionality
           printmodes                     complete).

                                          Varware+ for device check supported in
                                          FW
--------------------------------------------------------------------------------
19 Jan 01  Functionality complete  HP     Bug fixing
26 Jan 01
--------------------------------------------------------------------------------
16 Jan 00  SW RIP English          S-A    English release candidate for SW RIP:
           functionality complete         MAC and Windows (GUI, ...)
           (pre-QA)                       Close Loop Color
                                          Porting to CPSI 3011 (PDF 1.3)
                                          Complete media/quality PMs
                                          integrated (XML data)
--------------------------------------------------------------------------------
16 Jan 00  Provide HTML files      HP
--------------------------------------------------------------------------------
12 Feb 01  SW RIP English Release  S-A    Basic/Workgroup installers
           Candidate                      Integrate final media and
                                          printmodes (XML)
                                          Add final changes and fixes according
                                          to HP and S-A testing
                                          Starting point for FIGSJKCT
                                          localization
                                          Required for beta program (Feb 22),
                                          and Pantone certification.
--------------------------------------------------------------------------------
12 Mar 01  WS resources delivered  HP     ICC profiles frozen.
           to S-A
           Pantone deliverables           Integration of Pantone tables
           to S-A
--------------------------------------------------------------------------------
19 Mar 01  SW RIP English GM       S-A    Final English version.
           SW RIP WW RC                   Release candidate for all languages
                                          (EFIGS+JKCT)
                                          Required for early bird (customer)
                                          program.
--------------------------------------------------------------------------------
23 Apr 01  WW GM                   S-A    Final GM with all languages
                                          (EFIGS+JKCT). Pantone certification
                                          data integrated.
--------------------------------------------------------------------------------

These dates assume that hardware and prototypes that are being developed in parallel with the software RIP are stable and completely functional on time. Writing System (pens, inks, printmodes, etc.) is also crucial for color and print quality tasks.

Complete schedule with specific dates and deliverables from HP will be available in a different document.


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

o     Program checkpoints

The software RIP for Eiffel is part of a bigger project and needs to keep in mind this broader view of the program. The definitions of the program checkpoints might help:

--------------------------------------------------------------------------------
Check Point         Date       Activities
--------------------------------------------------------------------------------
D.O.                Dec '99    Program commitment to HP management about:
Design Objectives                 1.  Product Definition & target
                                  2.  Default program schedule
                                  3.  Partners selected and agreement from
                                      partner about product feasibility/features
                                      and schedule default plan
                                  4.  Resources in place or booked to meet
                                      schedule and features
                                  5.  List of issues to close by next checkpoint
                                      (I/L)
                                  6.  Forecast & financials
                                  7.  Program priorities
--------------------------------------------------------------------------------
I/L                 June       Program commitment to HP management about:
Investigation to    '00           1.  Committed Program schedule. Date
Lab                                   communicated outside the program, to all
                                      the HP Marketing centers.
                                  2.  Committed integrated staffing and resource
                                      plan.
                                  3.  Committed Feature set for Product and RIP.
                                  4.  Committed cost goals.
                                  5.  Review Forecast & revenues.
                                  6.  Feasibility of critical area passed.
                                  7.  Goals aligned with Marketing centers.
                                  8.  Rollover plan defined
                                  9.  SKU portfolio closed
--------------------------------------------------------------------------------
L/P                 Sep'00        1.  Design meets key specs
Lab to Prototype                  2.  Intro plan detailed by region
                                  3.  RC for all the SW parts (meets
                                      functionality). Includes RIP
                                  4.  WW Mfg. Plan
                                  5.  Financial review
                                  6.  Complete and closed alignment with
                                      partners
                                  7.  Engineering documentation completed
--------------------------------------------------------------------------------
Intro Trigger         TBD         1. Whole product definition frozen
                                  2.  Schedule communicated to sales offices
                                  3.  No no-ship issues
                                  4.  Minor issues with clear plan, resources &
                                      fixed date
--------------------------------------------------------------------------------
Shipment Release      TBD         1.  Manufacturing capability demonstrated
                                  2.  Product & SW reliability goals met
                                  3.  Regulatory approvals complete
                                  4.  ME parts into Rev. A
                                  5.  Products starts to be shipped outside HP
--------------------------------------------------------------------------------

It is worthwile to note that at I/L the program commits to a schedule and the set of features for the product.

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Summary of requirements

The following table shows a summary of Eiffel Basic/WorkGroup solutions requirements, compared to the DJ500PS one.

--------------------------------------------------------------------------------
Requirement                                   DJ500PS             Comments
--------------------------------------------------------------------------------
Architecture
o     Driver like.                               Yes
                                            -------------
o     Standalone and client server               No
                                            -------------
o     Client server support (WorkGroup)          Yes
--------------------------------------------------------------------------------
Font support
o     136 Roman fonts                            Yes
o     2 Japanese Morisawa                        Yes
o     TBD Korean fonts bundle               Qualification
o     CID fonts                                  Yes
o     OCF fonts                                  Yes
o     True type fonts                            Yes
o     Open type fonts                            Yes
o     Font mapper tool                           Yes       Only CKT, no J
--------------------------------------------------------------------------------
Connectivity
o     MAC and Windows: USB                       Yes
o     Windows parallel: ECP                      Yes
o     MAC and Windows: TCP/IP                    Yes
o     MAC Appletalk                              Yes
--------------------------------------------------------------------------------
Install/uninstall
o     Installer (localized)                      Yes
                                            -------------
o     Uninstall shall be possible                Yes
                                            -------------
o     Upgrade from older versions                No
                                            -------------
--------------------------------------------------------------------------------
Others
o     Copyright protection                       Yes
                                            -------------
o     Compatibility with other PS                No
        printers installed                  -------------
                                            -------------
o     Compatibility with other CPSI SW RIPs      No
                                            -------------
--------------------------------------------------------------------------------
HW requirements (depending on SKU)
o     128MB RAM                                 64MB
                                            -------------
o     1GB HD                                   500MB       1GB client/server
                                            -------------
o     Mac G3 and later                       PowerPC, iMac
o     PC Pentium II and later                    Yes
--------------------------------------------------------------------------------

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

--------------------------------------------------------------------------------
Operating Systems
o     Mac OS 8.5.l, 8.6, 9                       Yes
                                            -------------
o     (Mac OsX is a complementary project)       No        Post-intro support
                                            -------------  of MAC OS X
o     Win 95, 98, NT4.0                          Yes
o     Win 2000                                   Yes
                                            -------------
o     Millenium                                  No
                                            -------------
--------------------------------------------------------------------------------
Localizations
o     EFIGSJKCT                                  Yes
o     E works in WW                              Yes
--------------------------------------------------------------------------------
Drivers
o     Adobe PS8.7 on MAC (EFGISJKCT)             Yes
o     Adobe PS4.4 on Windows 95/98               Yes
      (EFGISJKCT)
                                            -------------
o     Adobe PS driver on Mac OS X (as            No
      complementary project)                -------------
o     Adobe PS5.2 on WinNT4.0                    Yes
o     Microsoft PScript on W2000                 Yes
      (localizations available)
--------------------------------------------------------------------------------
Language
o     True Adobe PS3                             Yes
o     PDF 1.3 and previous                       No        Only PDF 1.2
o     EPS                                        Yes
o     TIFF                                       Yes
o     JPEG                                       Yes
o     BMP (windows only)                         Yes
--------------------------------------------------------------------------------
Print quality
o     Four levels (fast, normal, best &          Yes
      super best)
--------------------------------------------------------------------------------
Resolutions                                      Yes
o     300x300                                    Yes
                                            -------------
o     600x600                                    No
                                            -------------
o     1200x1200                                  No
                                            -------------
--------------------------------------------------------------------------------
Data format
                                            -------------
o     KCMYcm (6 planes)                         KCMY
                                            -------------
o     Halftoned PCL3GUI 1, 2 or 3 bits      contone 8 bpp
      per plane                             -------------
o     Compression method #2                      No        HP compression
--------------------------------------------------------------------------------
Dithering methods
                                            -------------
o     Stochastic (LX) diffusion                  No
                                            -------------
o     Error diffusion                            Yes
o     HP provided methods                        Yes       In printer itself
--------------------------------------------------------------------------------

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

--------------------------------------------------------------------------------
Throughput (Basic)
                                            -------------
o     RTA 10% printing                           ?
                                            -------------
o     Start print 10% printine                   ?
                                            -------------
--------------------------------------------------------------------------------
Color management
o     Pantone certified                          Yes
                                            -------------
o     Pantone CieLAB                             No
                                            -------------
o     Easy Pantone                               No
o     Ink press emulations (SWOP,                Yes
      Euroscale, Toyo, DIC).
o     Capability for user adding new             Yes
      emulations
o     Built-in ICC profiles for                  Yes
      supported medias
o     Capability for user adding new             Yes
      medias (output ICC)
o     Color sync compatible                      Yes
o     Internal color calibration device          Yes
                                            -------------
o     Automatic Black Replacement                No
                                            -------------
--------------------------------------------------------------------------------
Print management
                                            -------------
o     Media tray selection                       No
                                            -------------
o     Media type selection                       Yes
o     Media size selection                       Yes
                                            -------------
o     Render while print option                PC only
                                            -------------
o     Multiple copies                            Yes
--------------------------------------------------------------------------------
Drag and drop                                    Yes
--------------------------------------------------------------------------------
Queuing
o     queue status                               Yes
o     cancel current job                         Yes
o     cancel queued job                          Yes
      --------------------                  -------------
o     list of printed jobs                       No        2nd priority
      --------------------                  -------------
o     reprint ripped jobs                        No        2nd priority
      --------------------                  -------------
--------------------------------------------------------------------------------
Layout management
o     Portrait and landscape                     Yes
o     resizing and scaling by percent            Yes
o     Fit to page                                Yes
o     Grayscale                                  Yes
o     Mirror                                     Yes
o     Custom page size                           Yes
                                            -------------
o     Automatic duplex                           No
                                            -------------
o     Preview                                    Yes
                                            -------------
--------------------------------------------------------------------------------

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

Open issues to close next

This is the list of open issues that should be defined in more detail in next specification versions:

o     Languages to support/test with English version: Portuguese,...

o Installation password to control licensing on all localizations, or only in the Japanese version?

o     Complete GUI description document with: installation and tool links

o     List of media sizes

o     Fonts bundle for Korea/China/Taiwan

o     Proofing medias: name and description

o     Pantone certification integration date

o     Definition of upgrade of SW RIP from first Eiffel version to the next one

o     Use laserwriter PS driver instead of the Adobe PS one

Pending features for next releases

The above requirements should be covered in the first version of the Eiffel GA SW RIP product, but in the close future we should get new versions that can cover some additional features:

o     MAC OS X

o     Remote proofing support:

      o     JDF or similar parser for PDF files

      o     On-line HP WEB registration

      o     Launching of tools for proofing

      o     ...

o     WEB like GUI

o     D size: roll media, cut media after print,...

o     New medias support

o     Printer status reporting

It's important that, when we make decisions about the first implementation of the SW RIP we should take into account the future features to implement. HP will provide more detail about those new versions in a separate document.

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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                                     ANNEX B

                                     PRICING

1.    LICENSE FEE (BASIC)

The per-unit license fee for the Program shall depend on the number of copies distributed by HP during the term of this Agreement, as detailed below:

                         HP Product units       Fee per unit
                 ------------------------------------------------------
                           0-40,000            [Information redacted]##
                 ------------------------------------------------------
                        40,000 and higher      [Information redacted]##
                 ------------------------------------------------------

2.    LICENSE FEE (WORKGROUP B AND C)

The per-unit license fee for the Program shall depend on the number of copies distributed by HP during the term of this Agreement, as detailed below:

Workgroup B

                 -------------------------------------------------------
                       HP Product units         Fee per unit
                 -------------------------------------------------------
                          0-40,000              [Information redacted]##
                 -------------------------------------------------------
                       40,000 and higher        [Information redacted]##
                 -------------------------------------------------------

WorkGroup C

                 -------------------------------------------------
                    HP Product units      Fee per unit
                 -------------------------------------------------
                       0-40,000           [Information redacted]##
                 -------------------------------------------------
                    40,000 and higher     [Information redacted]##
                 -------------------------------------------------

2.    NON-RECURRING ENGINEERING (NRE) CHARGES

NRE charges agreed by the parties amount [information redacted]## which shall be paid by HP to S-A, according to the following deliverables schedule (prior reception by HP of the appropriate invoice):

o     [Information redacted]## within 30 days upon signature of this Agreement.

o     [Information redacted]## within 30 days of the delivery of Alpha software.

o [Information redacted]## within 30 days of the delivery of the World Wide Gold Master.

-------------------
## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

3.    ROYALTY CALCULATION

Royalty fees will be calculated on a quarterly basis based on number of HP Products shipped by HP during each HP fiscal quarter. HP will provide S-A a quarterly royalty report listing total units sold broken out by Japan and the rest of the territory and royalty due.

At the end of the first year of sales, an accounting will be prepared to verify the attainment of the minimum royalties agreed under this Agreement.

4.    LICENCE FEE PAYMENT

All royalties due in accordance with the term of this Agreement shall be paid in US Dollars within 30 days after the end of the HP fiscal quarter, prior reception of the appropriate invoice by HP.

S-A shall send its invoices at the following address:

                                           Hewlett-Packard Company
                                          Attn. Paula Collins 15AC
                                               P.O. Box 10555
                                         Palo Alto, California 94304
                                                   U.S.A.

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                                     ANNEX C

                           HP SOFTWARE LICENSE BASIC:

ATTENTION: Use of the Software is subject to the HP Software License terms set forth (below).

            Using the software indicates your acceptance of these license terms. If you do not accept these license terms, you must return the product for a full refund.

            If the Software is supplied with another product, you may return the entire unused product for a full refund.

HP Software Product License Agreement (HP DesignJet printer software)

      1. The license is granted in return for purchase of the associated HP DesignJet printer or payment of the appropriate fee as specified by HP.

      2. A nonexclusive license is granted to use the Software solely for user's own internal business purposes on a single computer connected to the single HP DesignJet printer purchased with this Software.

      3. This license binds the customer who opens this Software package and any transferee authorized pursuant to section 8 below. For purposes of this License:

      a)    The term "user" means such customer and any authorized transferee;

            and

      b) The term "use" means storing, loading, installing, executing, or displaying the Software.

      4. The Software may not be duplicated or copied except for purposes of installing and using it according to the terms of this License, or for archival, backup, error identification, or replacement of defective media. All copies of the Software must bear the copyright and other proprietary notices on or in the original media as well as any restricted rights legends on or in the original media.

      5. This License does not include the right to updates, upgrades, or other enhancements. However, this License does apply to any update, upgrade, or other enhancement provided by HP. HP reserves the right to require an additional license and fee for use of the Software on any upgraded computer, processor or controller.

      6. This license confers no title or ownership in the Software, and confers no rights whatsoever in any associated source code or in any other intellectual property of HP or its third party supplier(s). This License is not a sale of any rights in the Software.

      7. The Software may not be disassembled, decompiled, decrypted, or reverse engineered unless HP's prior written consent is either obtained or not required by law. In some jurisdictions, HP's consent may not he required for disassembly or decompilation. Upon request, the user will provide HP with reasonably detailed information regarding any disassembly, decompilation, decryption, or reverse engineering.

      8. This License is transferable subject to HP's prior written consent and payment to HP of any applicable transfer fee(s), and subject to the transferee's agreement in writing to the terms and conditions of this License. Upon any such transfer, the transferor will immediately deliver all copies of the Software to the authorized transferee, and the transferor's

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

            rights under this License will automatically terminate. This License is also binding on any involuntary transferee.

      9. Any third party supplier of the Software may protect its rights in the Software against violations of this License, including any infringement of the third party supplier's copyright(s).

      10. HP may terminate this License upon notice to the user for failure to comply with this License. Immediately upon the termination of the License, the user will destroy or return to the License, the user will destroy or return to HP all copies of the Software, including all copies from any adaptation into which such copies are merged (except for individual pieces of user data in a related database).

      11. If the Software is licensed for use by the U.S. government, the user agrees that the Software has been developed entirely at private expense and is delivered as "Commercial Computer Software" as defined in DFARS 252.227-7013 or as "Restricted Computer Software" as defined in DFAR 52.227-19, as appropriate.

      12. User may not export or re-export the Software or any copy or adaptation in violation of any applications or regulations.

      Note: Adobe is a registered Trademark of Adobe Corporation. All other trademarks that appear in this document are hereby acknowledged.

OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                         HP SOFTWARE LICENSE WORKGROUP:

ATTENTION:

Use of the Software is subject to the HP Software License terms set forth
(below).

Using the software indicates your acceptance of these license terms. If you do not accept these license terms, you must return the product for a full refund.

If the Software is supplied with another product, you may return the entire unused product for a full refund.

HP Software Product License Agreement (HP DesignJet printer software)

1. The license is granted in return for purchase of the associated HP DesignJet printer or payment of the appropriate fee as specified by HP.

2. A nonexclusive license is granted to for each associate HP DesignJet printer to use the software solely for: one full-featured server installation and use, and unlimited number of users installation and use.

3. This license binds the customer who opens this Software package and any transferee authorized pursuant to section 8 below. For purposes of this
      License:

a)    The term "user" means such customer and any authorized transferee;

      and

b) The term "use" means storing, loading, installing, executing, or displaying the Software.

4. The Software may not be duplicated or copied except for purposes of installing and using it according to the terms of this License, or for archival, backup, error identification, or replacement of defective media. All copies of the Software must bear the copyright and other proprietary notices on or in the original media as well as any restricted rights legends on or in the original media.

5. This License does not include the right to updates, upgrades, or other enhancements. However, this License does apply to any update, upgrade, or other enhancement provided by HP. HP reserves the right to require an additional license and fee for use of the Software on any upgraded computer, processor or controller.

6. This license confers no title or ownership in the Software, and confers no rights whatsoever in any associated source code or in any other intellectual property of HP or its third party supplier(s). This License is not a sale of any rights in the Software.

7. The Software may not be disassembled, decompiled, decrypted, or reverse engineered unless HP's prior written consent is either obtained or not required by law. In some jurisdictions, HP's consent may not be required for disassembly or decompilation. Upon request, the user will provide HP with reasonably detailed information regarding any disassembly, decompilation, decryption, or reverse engineering.

8. This License is transferable subject to HP's prior written consent and payment to HP of any applicable transfer fee(s), and subject to the transferee's agreement in writing to the terms and conditions of this


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OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

      License. Upon any such transfer, the transferor will immediately deliver all copies of the Software to the authorized transferee, and the transferor's rights under this License will automatically terminate. This License is also binding on any involuntary transferee.

9. Any third party supplier of the Software may protect its rights in the Software against violations of this License, including any infringement of the third party supplier's copyright(s).

10. HP may terminate this License upon notice to the user for failure to comply with this License. Immediately upon the termination of the License, the user will destroy or return to the License, the user will destroy or return to HP all copies of the Software, including all copies from any adaptation into which such copies are merged (except for individual pieces of user data in a related database).

11. If the Software is licensed for use by the U.S. government, the user agrees that the Software has been developed entirely at private expense and is delivered as "Commercial Computer Software" as defined in DFARS
            252.227-7013 or as "Restricted Computer Software" as defined in DFAR 52.227-19, as appropriate.

12. User may not export or re-export the Software or any copy or adaptation in violation of any applications or regulations.

Note: Adobe is a registered Trademark of Adobe Corporation. All other trademarks that appear in this document are hereby acknowledged.


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             OEM SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT No 12/00

                                     ANNEX P

                          ACCOUNT/RELATIONSHIP MANAGERS

     HP                               S-A

     Andrew Mackenzie                 Randy Nepomuceno

     Hewlett-Packard Espanola, S.A    Scanvec Amiable, Inc.
     Avda. Graells. 501               2 International Plaza, Suite 625
     08190 Sant Cugat del Valles      Philadelphia, PA 19109
     Spain                            USA

     Tel: 34 93 582 26 09             Tel: ++l-610-521-6300, ext 105
     Fax:__________________________   Fax: ++l-610-521-0111

DESIGNATED RECIPIENT FOR NOTICE

     HP                               S-A

     Andrew Mackenzie                 Randy Nepomuceno

     Hewlett-Packard Espanola, S.A    Scanvec Amiable, Inc.
     Avda. Graells. 501               2 International Plaza, Suite 625
     08190 Sant Cugat del Valles      Philadelphia, PA 19109
     Spain                            USA

     Tel: 34 93 582 26 08             Tel:.++1-610-521-6300, ext 105
     Fax:________________________     Fax:++1-610-521-0111


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